UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2010

ZORAN CORPORATION

(Exact Name of Registrant as Specified In Charter)

Delaware	0-27246	94-2794449
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Kifer Road

Sunnyvale, California 94086-5305

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 523-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 29, 2010, Zoran Corporation (the “Company”) issued a release announcing that the 30-day waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, applicable to the Company’s proposed merger with Microtune, Inc. expired at 11:59 pm Eastern Daylight Time on October 28, 2010. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 29, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2010	ZORAN CORPORATION

	By:	/S/ KARL SCHNEIDER
Karl Schneider
Senior Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 29, 2010.